UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019 (January 25, 2019)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form of Amendment to Award Agreement

As previously disclosed by the Company in its proxy statement filed on December 14, 2018, the Company and certain officers are entering into a form of amendment (“Amendment”) to the Project Focus Award agreements originally issued in January 2017. The Amendment will remove an excise tax gross-up provision contained in the Project Focus Award agreements. The form of Amendment is attached hereto as exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 25, 2019, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.

At the close of business on November 30, 2018, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 55,326,052 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 51,636,376 Common Shares, or approximately 93.33% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1 — Election of Directors.

Each of David C. Evans, Stephen L. Johnson, Adam Hanft and Katherine Hagedorn Littlefield was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2022. The results of the vote were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David C. Evans	44,250,306	1,195,957	6,190,113

Stephen L. Johnson	43,769,847	1,676,416	6,190,113

Adam Hanft	42,903,936	2,542,327	6,190,113

Katherine Hagedorn Littlefield	43,778,234	1,668,029	6,190,113

Proposal 2 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The compensation of the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,994,249	1,364,888	87,126	6,190,113

Proposal 3 — Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2019.

The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
50,587,063	995,249	54,064

Item 9.01	Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
10.1	Form of Amendment to Project Focus Amendment Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: January 30, 2019	By: /s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 30, 2019
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	Form of Amendment to Project Focus Amendment Award Agreement under The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 30, 2017).

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